ING USA Annuity and Life Insurance Company

Separate Account B

ING Rollover Choice Variable Annuity

Supplement dated December 6, 2005 to the Contract Prospectus and

Statement of Additional Information, each dated April 29, 2005

The information in this Supplement updates and amends certain information contained in the Contract Prospectus and Statement of Additional Information (SAI), as amended. You should read this Supplement along with the current Contract Prospectus and SAI.

1. Effective October 31, 2005, ING Salomon Brothers Fundamental Value Portfolio changed its name to ING Davis Venture Value Portfolio. Accordingly, all references to ING Salomon Brothers Fundamental Value Portfolio in the Contract Prospectus and SAI are replaced with ING Davis Venture Value Portfolio.

2. The information for the ING Salomon Brothers Fundamental Value Portfolio appearing in the Fund Expense Table beginning on page 3 of the Contract Prospectus is deleted and replaced with the following to reflect changes in fund name and changes in fund fees and expenses effective October 31, 2005. In addition, the information for ING Pioneer Fund Portfolio and ING Pioneer Mid Cap Value Portfolio appearing in the Fund Expense Table is deleted and replaced with the following to reflect changes in fund fees effective September 23, 2005.

Fund Name	Management (Advisory) Fees	12b-1 Fee	Other Expenses	Total Annual Fund Operating Expenses	Fees and Expenses Waived or Reimbursed	Net Annual Fund Operating Expenses
ING Davis Venture Value Portfolio (Service Class)(5)	0.80%	--	0.35%	1.15%	--	1.15%
ING Pioneer Fund Portfolio (Class S)(16)(28)	0.75%	--	0.26%	1.01%	0.05%	0.96%
ING Pioneer Mid Cap Value Portfolio (Class S)(16)(28)	0.64%	--	0.26%	0.90%	--	0.90%

3. The Footnotes to "Fund Expense Table" beginning on page 5 of the Contract Prospectus are amended by deleting footnote (16) and replacing it with the following footnote (16), and adding the following footnote (28):

(16) The amounts shown are estimated operating expenses for Class S shares of each Portfolio as a ratio of expenses to average daily net assets. Operating expenses for each Portfolio are estimated as they had not commenced operations as of December 31, 2004. Other Expenses for each Portfolio include a Shareholder Services fee of 0.25%. Effective September 23, 2005, the management fee structure for ING Pioneer Mid Cap Value Portfolio has been revised. Through a "bundled fee" arrangement, DSI, the Trust's manager, is paid a single fee for advisory, administrative, custodial, transfer agency, auditing and legal services necessary for the ordinary operation of the Portfolios. The Portfolios would also bear any extraordinary expenses. Other Expenses for each Portfolio are estimated because the Portfolio did not have a full calendar year of operations as of December 31, 2004 (the Portfolio's fiscal year end).

(28) Directed Services, Inc. (DSI), the adviser, has entered into a written expense limitation agreement with respect to ING Pioneer Mid Cap Value Portfolio under which it will limit expenses of the Portfolio, excluding taxes, brokerage and extraordinary expenses, subject to possible recoupment by DSI within three years. The amount of the Portfolio's expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading Fees and Expenses Waived or Reimbursed. The expense limitation agreement will continue through at least September 23, 2007. For further information regarding the expense limitation agreements, see the Fund's prospectus. Pursuant to a side agreement effective September 23, 2005, DSI has effected an expense limit for ING Pioneer Fund Portfolio through September 23, 2007. There is no guarantee that this side agreement will continue after that date. This side agreement will only renew if DSI elects to renew it.

X.70600-05D	Page 1 of 2	December 2005

4. The information for ING Salomon Brothers Fundamental Value Portfolio appearing in the Contract Prospectus under Appendix B – The Investment Portfolios is deleted and replaced with the following to reflect changes in fund name, subadviser and principal investment strategies effective October 31, 2005.

Fund Name	Investment Adviser/ Subadviser	Investment Objective(s)/Summary of Principal Investments
ING Partners, Inc. -- ING Davis Venture Value Portfolio (formerly ING Salomon Brothers Fundamental Value Portfolio) (Service Class)	ING Life Insurance and Annuity Company Subadviser: Davis Selected Advisers, L.P.

A non-diversified portfolio that seeks long-term growth of capital. Under normal circumstances, invests majority of assets in equity securities issued by large companies with market capitalizations of at least $10 billion.

X.70600-05D	Page 2 of 2	December 2005